0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Third Quarter 2023 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statementsˮ within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACREˮ or, the “Companyˮ), Ares Commercial Real Estate Management LLC (“ACREMˮ), a subsidiary of Ares Management Corporation (“Ares Corp.ˮ), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the return or impact of current and future investments, rates of prepayments on the Company's mortgage loans and the effect on the Company’s business of such prepayments, availability of investment opportunities in mortgage-related and real estate-related investments and securities, ACREM's ability to locate suitable investments for the Company, monitor, service, and administer the Company’s investments and execute its investment strategy, the Company’s ability to obtain, maintain, repay or refinance financing arrangements, including securitizations, global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations and challenges in the supply chain, changes in interest rates, credit spreads and the market value of the Company’s investments, the demand for commercial real estate loans, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SECˮ). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Managementˮ) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Aresˮ unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operationsˮ and Part I., Item 1A. “Risk Factorsˮ in ACRE’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II., Item 1A. “Risk Factorsˮ in subsequent ACRE’s Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Company Highlights As of September 30, 2023, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protection against market loss. 1. Based on outstanding principal balance. 2. Distributable Earnings is a non-GAAP financial measure. See page 18 for Distributable Earnings definition and page 17 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. Realized loss relates to the repayment of a defaulted senior loan. 4. Net debt to equity ratio is calculated as (i) $1.6 billion of outstanding principal of borrowings less $61.0 million of cash, (ii) divided by total stockholders’ equity of $683.0 million plus CECL reserve of $115.7 million at September 30, 2023. Net debt to equity ratio including the CECL reserve is 2.3x. Total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x. 5. As of September 30, 2023, includes $61.0 million of unrestricted cash and $75.0 million of available financing proceeds under the secured revolving funding agreement with City National Bank (“CNB Facilityˮ). Loan Portfolio $2.2 billion outstanding principal balance 98% Senior Loans $115.7 million CECL reserve equates to approximately 5.3% of loans held for investment,(1) with $55.5 million, or 48% of the total reserve, consisting of specific CECL reserves on two risk rated 5 loans Balance Sheet Positioning 2.0x Net Debt to Equity Ratio(4) $136.0 million of available capital(5) No spread based mark to market provisions TBD - D:E ratio highlight, dividend highlight Earnings and Dividends $0.25 Q3 Distributable Earnings(2) per diluted common share includes realized loss of $0.09 per diluted common share(3) Paid Q3 2023 regular cash dividend of $0.33 Ares Sponsorship $394.9 billion ARES AUM $48.8 billion ARES real estate platform AUM Benefits from market intelligence and deep relationships

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q3 2023 Results and Activity Earnings Results • GAAP net income of $0.17 per diluted common share(1) • Distributable Earnings of $0.25 per diluted common share(2) includes realized loss of $0.09 per diluted common share • Book value per common share of $12.62 or $14.75 per common share excluding the CECL reserve(3) • Cash dividend of $0.33 per common share paid on October 17, 2023 Portfolio Activity • Closed $69.3 million in new senior loan commitments on multifamily and self storage properties; $89.7 million in outstanding principal funded(4), including $67.5 million in outstanding principal funded on new senior loan commitments • $48.3 million of cash proceeds in loan exits • $82.9 million defaulted senior loan related to a mixed-use property was transferred to real estate owned (“REOˮ) at the prior period loan amount Balance Sheet Positioning • Available capital of $136.0 million(5) plus $150.4 million of unlevered assets that may be financed to further increase available capital • Moderate leverage with net debt to equity ratio of 2.0x(6) • Nearest final maturity on current borrowings will be in 2026(7) Recent Developments • On November 3, 2023, declared a cash dividend for the fourth quarter 2023 of $0.33 per common share Note: As of September 30, 2023, unless otherwise noted. 1. Inclusive of $0.06 per diluted common share provision for CECL and $0.09 per diluted common share realized loss on the repayment of a defaulted senior loan. 2. Distributable Earnings is a non-GAAP financial measure. See page 18 for Distributable Earnings definition and page 17 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. Book value per common share excluding the CECL reserve is calculated as (i) total stockholders’ equity of $683.0 million plus CECL reserve of $115.7 million divided by (ii) total outstanding shares of 54,136,273 as of September 30, 2023. 4. Outstanding principal funded includes fundings on previously closed loans. 5. As of September 30, 2023, includes $61.0 million of unrestricted cash and $75.0 million of available financing proceeds under the secured revolving funding agreement with City National Bank (“CNB Facilityˮ). 6. Net debt to equity ratio is calculated as (i) $1.6 billion of outstanding principal of borrowings less $61.0 million of cash, (ii) divided by total stockholders’ equity of $683.0 million plus CECL reserve of $115.7 million at September 30, 2023. Net debt to equity ratio including the CECL reserve is 2.3x. Total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x. 7. Includes secured funding facilities (excludes funding facilities where outstanding principal balance is zero as of September 30, 2023), notes payable and secured term loan as of September 30, 2023. The final maturities assume exercise of all available extension options by the Company, which may be subject to the satisfaction of certain conditions, including no existing defaults and payment of extension fees.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 24% 16% 20% 29% 11% Southeast West Midwest Mid-Atlantic / Northeast Southwest 39% 26% 7% 11% 7% 10% Office Multifamily Mixed-Use Industrial Residential/Condo Other Loan Portfolio Positioning and Performance Note: As of September 30, 2023, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protection against market loss. 1. Unless otherwise noted, includes only loans held for investment and excludes $28.0 million of AAA rated CRE debt securities purchased in 2022 and the mixed-use property recognized as REO that was acquired in September 2023. 2. Weighted average unpaid principal balance of loan portfolio of $2.267 billion during Q3 2023. 3. Based on outstanding principal balance of loans held for investment. 4. Excludes impact of five loans on non-accrual status. Including the five non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment is 8.6%. Loans Held for Investment Portfolio Metrics(1) By Property Type(3) Diverse Loans Held for Investment Portfolio By Geography(3) and October 2023 75% in multifamily, office and industrial Outstanding principal balance(2) $2.2 billion Number of loans 49 Percentage of senior loans(3) 98% Weighted average unleveraged effective yield(4) 9.5%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 Current Expected Credit Losses • Increase in total CECL reserve of $3.2 million vs. 2Q-2023 • As of September 30, 2023, the total CECL reserve includes specific reserves of $55.5 million on two senior office loans or 48% of the total CECL reserve ($ in thousands) Balance at 6/30/2023 $ 112,454 Provision for CECL 3,227 Balance at 9/30/2023 $ 115,681 Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Risk Rating 72% 18% 6% 2% 1%1% Office Residential/Condominium Multifamily Industrial Hotel Mixed-Use 2% 11% 39% 48% Risk Rating 2 Risk Rating 3 Risk Rating 4 Risk Rating 5

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Q3 2023 Loan Activity Note: As of September 30, 2023, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protection against market loss. 1. Based on commitment amount. 2. Excludes $22.2 million in funding on previously closed loans. 3. Includes $48.1 million in full and $0.2 million in partial loan repayments, respectively, and excludes the $82.9 million loan that was transferred from held for investment to REO during the quarter. 4. Includes full loan repayments. Investment Composition(2) and October 2023 75% in multifamily, office and industrial New Investments Total new investments(1) $69.3 million Percent senior 100% Weighted average unleveraged effective yield 8.9% 16%84%Self Storage Multifamily 2% Exits Total exits(3) $48.3 million Number of loans(4) 5 Repayments by Property Type 8% 51% 1% 40% Industrial Hotel Other Self Storage

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Well-Positioned Balance Sheet Note: As of September 30, 2023, unless otherwise noted. Diversification does not ensure profit or protection against market loss. 1. Weighted average unpaid principal balance of $1.650 billion across all financings for Q3 2023. 2. Excludes Notes Payable. See page 10 for additional details on sources of financing. 3. Based on outstanding principal balance. 4. Net debt to equity ratio is calculated as (i) $1.6 billion of outstanding principal of borrowings less $61.0 million of cash, (ii) divided by total stockholders’ equity of $683.0 million plus CECL reserve of $115.7 million at September 30, 2023. Net debt to equity ratio including the CECL reserve is 2.3x. Total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x. 5. Secured funding agreements are not subject to mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. Diversified Sources of Financing(3) Total capacity across all financings(1) $2.3 billion Sources of financing(2) 8 Outstanding principal borrowings $1.6 billion Percentage of non-recourse financing(3) 45% Net debt to equity ratio(4) 2.0x Spread based mark to market provisions(5) 0% 40% 9% 6% 45% Secured Funding Agreements Secured Term Loan Notes Payable CLO Securitizations Financing Metrics Decrease in Expenses with Increase in Scale(6) $468,389 $651,595 $679,936 3.60% 3.13% 3.10% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022 1.85% 1.27% 1.26% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022

Confidential – Not for Publication or Distribution 0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equity Real Estate Strategic Initiativ es BUSINESS SECTOR PALETTE GENERAL PALETTE 8 Full Dividend Coverage from Distributable Earnings(1) Cumulative Distributable Earnings vs. Cumulative Dividends Per Share ACRE has generated cumulative Distributable Earnings in excess of our dividends declared(2)(3) Note: As of September 30, 2023, unless otherwise stated. There can be no assurance that dividends will continue to be declared at historic levels or at all. Past performance is not indicative of future results. 1. Distributable Earnings is a non-GAAP financial measure. See page 18 for Distributable Earnings definition and page 17 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 2. The regular cash dividend is a quarterly cash dividend not specified as a supplemental dividend. From 2021 through Q2 2023, ACRE paid a supplemental quarterly dividend of $0.02 per share. 3. 2017 reflects the first full year subsequent to the sale of ACRE Capital, ACRE’s legacy GSE-oriented Mortgage Banking business. Pe r S h ar e Cumulative Regular Cash Dividends Declared Cumulative Supplemental Dividends Declared Cumulative Distributable Earnings 2017 2018 2019 2020 2021 2022 2023 YTD $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YTD 3Q 2023

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 10 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Principal Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $450.0 $208.2 SOFR+1.50 to 3.75% Credit Citibank Facility 325.0 236.6 SOFR+1.50 to 2.10% Credit CNB Facility 75.0 — SOFR+2.65% Credit Morgan Stanley Facility 250.0 209.7 SOFR+1.60 to 3.10% Credit MetLife Facility 180.0 — SOFR+2.50% Credit Subtotal $1,280.0 $654.5 Asset Level Financing Notes Payable $105.0 $105.0 SOFR + 2.00% Credit Capital Markets Secured Term Loan $150.0 $150.0 4.50% (Fixed) Credit 2017-FL3 Securitization 445.6 445.6 SOFR+ 1.82% None 2021-FL4 Securitization 290.3 290.3 SOFR+ 1.57% None Subtotal $885.9 $885.9 Total Debt $2,270.9 $1,645.4 Note: As of September 30, 2023.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $157.9 $157.9 $154.0 (2) 1.5% 7.6%(2) Mar 2025 I/O 2 Senior Diversified Jan 2020 122.1 122.0 122.0 S+3.75% 1.6% 9.3% Jan 2024 P/I 3 Senior AZ Sep 2021 115.7 80.0 79.7 S+3.61% 0.1% 9.3% Oct 2024 I/O 4 Senior NY Jul 2021 81.0 73.1 72.6 S+3.95% —% 9.6% Aug 2025 I/O 5 Senior NC Mar 2019 68.8 68.8 68.7 S+4.35% 2.3% 10.0% Mar 2024 P/I 6 Senior NC Aug 2021 85.0 68.5 68.3 S+3.65% 0.2% 9.4% Aug 2024 I/O 7 Senior IL May 2018 59.0 56.9 51.2 S+3.95% 2.0% —%(3) Dec 2023 I/O 8 Senior IL Dec 2022 56.0 56.0 55.6 S+4.25% 3.0% 10.1% Jan 2025 I/O 9 Senior GA Nov 2019 48.6 48.6 48.5 S+3.15% 1.9% 8.8% Dec 2023 P/I 10 Senior MA Apr 2022 82.2 45.5 44.9 S+3.75% —% 9.8% Apr 2025 I/O 11 Senior CA Oct 2019 33.2 33.2 31.4 S+3.45% 1.9% —% (3) Nov 2023 I/O 12 Senior CA Nov 2018 22.8 22.8 22.8 S+3.50% 2.3% 9.1% Nov 2023 I/O 13 Subordinated NJ Mar 2016 18.5 18.5 16.4 12.00% —% —% (3) Jan 2026 I/O Total Office $950.8 $851.8 $836.1 Note: As of September 30, 2023. 1. I/O = interest only, P/I = principal and interest. 2. The Illinois loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The mezzanine position of this loan, which had an outstanding principal balance of $43.9 million as of September 30, 2023, was on non- accrual status as of September 30, 2023 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing. 3. Loan was on non-accrual status as of September 30, 2023 and the Unleveraged Effective Yield is not applicable.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Multifamily Loans: 14 Senior NY May 2022 $133.0 $132.2 $131.2 S+3.90% 0.2% 9.7% Jun 2025 I/O 15 Senior TX Jun 2022 100.0 100.0 99.4 S+3.50% 1.5% 9.7% Jul 2025 I/O 16 Senior TX Nov 2021 68.8 68.2 67.9 S+2.95% —% 8.6% Dec 2024 I/O 17 Senior(2) SC Dec 2021 67.0 67.0 66.9 S+3.00% —% 8.6% Nov 2024 I/O 18 Senior OH Sep 2023 57.8 57.0 56.4 S+3.05% 2.5% 8.7% Oct 2026 I/O 19 Senior CA Nov 2021 31.7 31.7 31.5 S+3.00% —% 8.6% Dec 2025 I/O 20 Senior PA Dec 2018 29.2 29.2 29.2 S+4.00% 1.3% 9.6% Dec 2023 P/I 21 Senior WA Dec 2021 23.1 23.1 23.0 S+3.00% —% 8.5% Nov 2025 I/O 22 Senior TX Oct 2021 23.1 22.8 22.7 S+2.60% —% 8.3% Oct 2024 I/O 23 Subordinated SC Aug 2022 20.6 20.6 20.5 S+9.53% 1.5% 15.3% Sep 2025 I/O 24 Senior WA Feb 2020 18.8 18.8 18.8 S+3.10% 1.6% 8.4% Sep 2023(3) I/O Total Multifamily $573.1 $570.6 $567.5 Mixed-Use Loans: 25 Senior NY Jul 2021 $78.3 $75.7 $75.5 S+3.75% —% 9.4% Jul 2024 I/O 26 Senior CA Feb 2020 37.9 37.9 37.9 S+4.10% 1.7% 9.4% Mar 2023(4) I/O 27 Senior TX Sep 2019 35.3 35.3 35.3 S+3.85% 0.7% 9.4% Sep 2024 I/O Total Mixed-Use $151.5 $148.9 $148.7 Note: As of September 30, 2023. 1. I/O = interest only, P/I = principal and interest. 2. Loan commitment is allocated between a multifamily property ($60.5 million) and an office property ($6.5 million). 3. As of September 30, 2023, the senior Washington loan, which is collateralized by a multifamily property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the September 2023 maturity date. 4. As of September 30, 2023, the senior California loan, which is collateralized by a mixed-use property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the March 2023 maturity date.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 28 Senior IL May 2021 $100.7 $100.7 $100.5 S+4.65% 0.1% 10.4% May 2024 I/O 29 Senior MA Jun 2023 49.0 47.0 46.8 S+2.90% —% 8.3% Jun 2028 I/O 30 Senior NJ Jun 2021 28.3 27.8 27.7 S+3.85% 0.2% 9.8% May 2024 I/O 31 Senior FL Dec 2021 25.5 25.5 25.4 S+3.00% —% 8.6% Dec 2025 I/O 32 Senior CA Aug 2019 19.6 19.6 19.5 S+3.85% 2.0% 9.4% Sep 2024 I/O 33 Senior TX Nov 2021 10.0 10.0 10.0 S+5.35% 0.2% 11.1% Dec 2024 I/O 34 Senior TN Oct 2021 6.4 6.4 6.4 S+5.60% 0.2% 11.3% Nov 2024 I/O Total Industrial $239.5 $237.0 $236.3 Residential/Condominium Loans: 35 Senior NY Mar 2022 $91.1 $86.3 $84.6 S+8.95% 0.4% 16.1%(2) Apr 2024 I/O 36 Senior FL Jul 2021 75.0 75.0 75.0 S+5.35% —% 10.7% Jul 2024 I/O Total Residential/Condominium $166.1 $161.3 $159.6 Hotel Loans: 37 Senior NY Mar 2022 $55.7 $45.6 $45.3 S+4.40% 0.1% 10.1% Mar 2026 I/O 38 Senior CA Mar 2022 60.8 44.1 43.7 S+4.20% —% 10.0% Mar 2025 I/O Total Hotel $116.5 $89.7 $89.0 Loans Held for Investment Portfolio Details Note: As of September 30, 2023. 1. I/O = interest only, P/I = principal and interest. 2. The New York loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior and mezzanine positions each have a per annum interest rate of S + 8.95%. The mezzanine position of this loan, which had an outstanding principal balance of $50.9 million as of September 30, 2023, was on non-accrual status as of September 30, 2023 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 Loans Held for Investment Portfolio Details Note: As of September 30, 2023. 1. I/O = interest only, P/I = principal and interest. 2. The weighted average floor is calculated based on loans with SOFR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Self Storage Loans: 39 Senior PA Mar 2022 $18.2 $18.2 $18.1 S+3.00% 1.0% 8.6% Dec 2025 I/O 40 Senior NJ Aug 2022 17.6 17.6 17.4 S+2.90% 1.0% 9.0% Apr 2025 I/O 41 Senior WA Aug 2022 11.5 11.5 11.4 S+2.90% 1.0% 8.9% Mar 2025 I/O 42 Senior IN Sep 2023 11.4 10.5 10.4 S+3.60% 0.9% 9.6% Jun 2026 I/O 43 Senior MA Apr 2022 7.7 7.7 7.7 S+3.00% 0.8% 8.5% Nov 2024 I/O 44 Senior MA Apr 2022 6.8 6.8 6.7 S+3.00% 0.8% 8.5% Oct 2024 I/O 45 Senior MO Jan 2021 6.5 6.5 6.5 S+3.10% 1.2% 8.5% Dec 2023 I/O 46 Senior NJ Mar 2022 5.9 5.9 5.9 S+3.00% 0.8% 8.8% Jul 2024 I/O 47 Senior IL Jan 2021 5.6 5.6 5.6 S+3.10% 0.9% 8.8% Dec 2023 I/O Total Self Storage $91.2 $90.3 $89.7 Student Housing Loans: 48 Senior CA Jun 2017 $34.0 $34.0 $34.0 S+3.95% 0.5% 9.3% Jan 2024 I/O 49 Senior AL Apr 2021 19.5 19.5 19.5 S+3.95% 0.1% 9.6% May 2024 I/O Total Student Housing $53.5 $53.5 $53.5 Loan Portfolio Total/Weighted Average $2,342.2 $2,203.1 $2,180.4 1.1%(2) 8.6%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 As of ($ in thousands, except share and per share data) 9/30/2023 12/31/2022 ASSETS Cash and cash equivalents $ 61,017 $ 141,278 Loans held for investment ($874,719 and $887,662 related to consolidated VIEs, respectively) 2,180,412 2,264,008 Current expected credit loss reserve (112,432) (65,969) Loans held for investment, net of current expected credit loss reserve 2,067,980 2,198,039 Investment in available-for-sale debt securities, at fair value 28,136 27,936 Real estate owned, net 84,094 — Other assets ($5,705 and $2,980 of interest receivable related to consolidated VIEs, respectively; $99,418 and $129,495 of other receivables related to consolidated VIEs, respectively) 121,949 155,749 Total assets $ 2,363,176 $ 2,523,002 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 654,507 $ 705,231 Notes payable 104,611 104,460 Secured term loan 149,344 149,200 Collateralized loan obligation securitization debt (consolidated VIEs) 735,136 777,675 Due to affiliate 4,092 5,580 Dividends payable 18,082 19,347 Other liabilities ($2,139 and $1,913 of interest payable related to consolidated VIEs, respectively) 14,446 13,969 Total liabilities 1,680,218 1,775,462 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at September 30, 2023 and December 31, 2022 and 54,136,273 and 54,443,983 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively 532 537 Additional paid-in capital 811,147 812,788 Accumulated other comprehensive income 666 7,541 Accumulated earnings (deficit) (129,387) (73,326) Total stockholders' equity 682,958 747,540 Total liabilities and stockholders' equity $ 2,363,176 $ 2,523,002 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Revenue: Interest income $ 52,819 $ 51,941 $ 49,500 $ 52,552 $ 45,633 Interest expense (29,745) (26,951) (22,999) (22,144) (18,362) Net interest margin 23,074 24,990 26,501 30,408 27,271 Revenue from real estate owned 809 — — — — Total revenue 23,883 24,990 26,501 30,408 27,271 Expenses: Management and incentive fees to affiliate 2,974 3,334 3,010 4,290 3,868 Professional fees 682 626 771 630 842 General and administrative expenses 1,691 2,038 1,685 1,777 1,416 General and administrative expenses reimbursed to affiliate 775 1,109 732 1,136 1,011 Expenses from real estate owned 480 — — — — Total expenses 6,602 7,107 6,198 7,833 7,137 Provision for current expected credit losses 3,227 20,127 21,019 19,402 19,485 Realized losses on loans 4,886 — 5,613 — — Income (loss) before income taxes 9,168 (2,244) (6,329) 3,173 649 Income tax expense (benefit), including excise tax (16) (46) 110 264 5 Net income (loss) attributable to common stockholders $ 9,184 $ (2,198) $ (6,439) $ 2,909 $ 644 Earnings per common share: Basic earnings (loss) per common share $ 0.17 $ (0.04) $ (0.12) $ 0.05 $ 0.01 Diluted earnings (loss) per common share $ 0.17 $ (0.04) $ (0.12) $ 0.05 $ 0.01 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 54,085,035 54,347,204 54,591,650 54,427,041 54,415,545 Diluted weighted average shares of common stock outstanding 54,796,413 54,347,204 54,591,650 54,894,888 54,846,756 Dividends declared per share of common stock(1) $ 0.33 $ 0.35 $ 0.35 $ 0.35 $ 0.35 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Net income (loss) attributable to common stockholders $ 9,184 $ (2,198) $ (6,439) $ 2,909 $ 644 Stock-based compensation 986 1,004 960 738 673 Incentive fees to affiliate — 334 — 1,264 855 Depreciation and amortization of real estate owned 206 — — — — Provision for current expected credit losses 3,227 20,127 21,019 19,402 19,485 Realized gain on termination of interest rate cap derivative(1) (93) (266) (457) (422) (354) Distributable Earnings $ 13,510 $ 19,001 $ 15,083 $ 23,891 $ 21,303 Net income (loss) attributable to common stockholders $ 0.17 $ (0.04) $ (0.12) $ 0.05 $ 0.01 Stock-based compensation 0.02 0.02 0.02 0.01 0.01 Incentive fees to affiliate — 0.01 — 0.02 0.02 Depreciation and amortization of real estate owned — — — — — Provision for current expected credit losses 0.06 0.37 0.39 0.36 0.36 Realized gain on termination of interest rate cap derivative(1) — — (0.01) (0.01) (0.01) Basic Distributable Earnings per common share $ 0.25 $ 0.35 $ 0.28 $ 0.44 $ 0.39 Net income (loss) attributable to common stockholders $ 0.17 $ (0.04) $ (0.12) $ 0.05 $ 0.01 Stock-based compensation 0.02 0.02 0.02 0.01 0.01 Incentive fees to affiliate — 0.01 — 0.02 0.02 Depreciation and amortization of real estate owned — — — — — Provision for current expected credit losses 0.06 0.37 0.38 0.35 0.36 Realized gain on termination of interest rate cap derivative(1) — — (0.01) (0.01) (0.01) Diluted Distributable Earnings per common share $ 0.25 $ 0.35 $ 0.27 $ 0.44 $ 0.39 1. For the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022, and September 30, 2022, Distributable Earnings includes $0.1 million, $0.3 million, $0.5 million, $0.4 million, and $0.4 million, respectively, adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 18 Glossary Distributable Earnings Distributable Earnings is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,ˮ which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.